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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

       Date of Report (Date of Earliest Event Reported): JANUARY 31, 1996

                              U.S. HOME CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                      1-5899                   21-0718930
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)

                              1800 WEST LOOP SOUTH
                              HOUSTON, TEXAS 77027
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (713) 877-2311


                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)


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ITEM 5.    OTHER EVENTS.

           (a) U.S. Home Corporation, a Delaware corporation (the "Company"), intends to offer solely by means of a prospectus in an underwritten public offering (the "Offering") $75,000,000 aggregate principal amount of unsecured senior notes (the "Senior Notes") under the Company's effective Registration Statement on Form S-3 (Registration No. 33-00583), as it may be amended or supplemented, filed on January 31, 1996 with the Securities and Exchange Commission. In connection with the Offering, the Company is filing the documents attached as exhibits hereto.

           (b) Paragraph (a)(1)(ii) of Item 17 of the Registration Statement is amended and restated in its entirety, to read as follows:

               "(ii) To reflect in the Prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement, unless the information required to be included in such post-effective amendment is contained in a periodic report filed with or furnished to the Securities and Exchange Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 and incorporated herein by reference. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) (Section 230.424(b) of this chapter), if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;"

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c) Exhibits

EXHIBIT
  NO.      DESCRIPTION OF DOCUMENT
-------    -----------------------

  1 Form of Underwriting Agreement by and between U.S. Home Corporation and Dillon, Read & Co. Inc.

  4.1 Form of Senior Indenture by and between U.S. Home Corporation and IBJ Schroder Bank & Trust Company, as trustee.

  4.2 Form of Officers' Certificate establishing the form and terms of the Senior Notes.

  10 Consent and First Amendment to Credit Agreement, dated as of February 9, 1996, among U.S. Home Corporation, certain lenders named therein and The First National Bank of Chicago, as Agent.

  12       Statements re: Computation of Ratio of Earnings to Fixed Charges.

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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           U.S. HOME CORPORATION


Date:       February 12, 1996       By: /s/ Chester P. Sadowski
                                        -------------------------
                                        Chester P. Sadowski
                                        Vice President-Controller and Chief
                                        Accounting Officer

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                               INDEX OF EXHIBITS


EXHIBIT                                                           SEQUENTIAL
 NUMBER                                                         NUMBERED PAGE
-------                                                         -------------
  1      Form of Underwriting Agreement by and between U.S.
         Home Corporation and Dillon, Read & Co. Inc.

  4.1    Form of Senior Indenture by and between U.S. Home
         Corporation and IBJ Schroder Bank & Trust Company, as trustee.

  4.2 Officers' Certificate establishing the form and terms of the Senior Notes.

  10 Consent and First Amendment to Credit Agreement, dated as of February 9, 1996, among U.S. Home
         Corporation, certain lenders named therein and The
         First National Bank of Chicago, as Agent.

  12     Statements re: Computation of Ratio of Earnings to
         Fixed Charges.

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